Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:   RICHARD GAVINO                        VIRGINIA STUART
           CHIEF FINANCIAL OFFICER               VP-INVESTOR RELATIONS
           WARRANTECH CORPORATION                MICHAEL A. BURNS & ASSOCIATES
           817-785-1366                          214-521-8596
           RICHARD_GAVINO@WARRANTECH.COM         VSTUART@MBAPR.COM

WARRANTECH FILES NOTICE OF EXTENION FOR ANNUAL REPORT

      BEDFORD, TEXAS - JUNE 30, 2004 - AS PREVIOUSLY ANNOUNCED Warrantech Corporation (OTC: WTEC), a leading independent provider of service contracts and after-market warranties, requested guidance from the Staff of the Office of Chief Accountant of the Securities and Exchange Commission concerning the applicability of an accounting pronouncement which pertains to service contracts sold after June 15, 2003. Since this accounting rule pertains to transactions in the fiscal year ended March 31, 2004, the Company has filed for an extension of the period in which it is required to file its Annual Report on Form 10-K for the fiscal year ending March 31, 2004. The reason for the delay in the filing is that it will not able to complete its financial statements until the receipt of such guidance.

ABOUT WARRANTECH:

WARRANTECH CORPORATION ADMINISTERS AND MARKETS SERVICE CONTRACTS AND AFTER-MARKET WARRANTIES ON AUTOMOBILES, AUTOMOTIVE COMPONENTS, RECREATIONAL VEHICLES, APPLIANCES, CONSUMER ELECTRONICS, HOMES, COMPUTER AND COMPUTER PERIPHERALS FOR RETAILERS, DISTRIBUTORS AND MANUFACTURERS. THE COMPANY CONTINUES TO EXPAND ITS DOMESTIC AND GLOBAL PENETRATION, AND NOW PROVIDES ITS SERVICES IN THE UNITED STATES, CANADA, PUERTO RICO AND LATIN AMERICA. FOR ADDITIONAL INFORMATION ON WARRANTECH, ACCESS HTTP://WWW.WARRANTECH.COM/.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:
Except for the historical information contained herein, the matters discussed in this release may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. The Company makes such forward-looking statements under the provisions of the "safe harbor" section of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the Company's views and assumptions, based on information currently available to management. Such views and assumptions are based on, among other things, the Company's operating and financial performance over recent years and its expectations about its business for the current and future fiscal years. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable; it can give no assurance that such expectations will prove to be correct. Such statements are subject to certain risks, uncertainties and assumptions, including, but not limited to: (a) prevailing economic conditions which may significantly deteriorate, thereby reducing the demand for the Company's products and services, (b) availability of technical support personnel or increases in the rate of turnover of such personnel, resulting from increased demand for such qualified personnel, (c) changes in the terms or availability of insurance coverage for the Company's programs, (d) regulatory or legal changes affecting the Company's business, (e) loss of business from or significant change in relationship with, any major customer of the Company, (f) the ability to successfully identify and contract new business opportunities, both domestically and internationally, (g) the ability to secure necessary capital for general operating or expansion purposes,
(h) adverse outcomes of litigation, (i) if any of the insurance companies which insure the service contracts, marketed and administered by the Company were unable to pay the claims under the service contracts, it could have a materially adverse effect on the Company's business, (j) the effect on future periods resulting from the Company's change in accounting policy with respect to the timing of recognition of a portion of its revenues from the administration of service contracts, (k) the non-payment of notes due from an officer and two directors of the Company in 2007 (l) the response to the Company's request for guidance from the SEC Staff concerning the method of recognizing revenue from service contracts in which dealers or retailers are the named obligor, (m) the SEC Staff's review of the restated numbers for the prior periods, (n) the potential impact of the restated results on the Company's business relationships and customer based, and (o) the Company's ability to expand its core business and to increase its profit margin on its overall business. Should one or more of these or any other risks or uncertainties materialize or develop in a manner adverse to the Company, or should the Company's underlying assumptions prove incorrect, actual results of operations, cash flows or the Company's financial condition may vary materially from those anticipated, estimated or expected.

                                      # # #

                                       5